Whiterock Portfolio Partners
                       Statements of Financial Condition
                          Quarter Ended June 30, 2001

ASSETS:
 Cash and cash equivalents                                         $     51,910
 Investments
   Brazos Fund                                                          295,264
   Lone Star Opportunity Fund                                         8,396,957
                                                                   ------------
     TOTAL ASSETS                                                  $  8,744,131
                                                                   ============

LIABILITIES:
 Accounts payable                                                  $     43,137
                                                                   ------------
     TOTAL LIABILITIES                                                   43,137
                                                                   ------------

PARTNERSHIP EQUITY:
 Capital contributions                                             $ 35,229,646
 Capital distributions                                              (39,703,186)
 Life-to-date earnings                                               13,174,534
                                                                   ------------
     TOTAL PARTNERSHIP EQUITY                                         8,700,994
                                                                   ------------

     TOTAL LIABILITIES
     & PARTNERSHIP EQUITY                                          $  8,744,131
                                                                   ============
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                          Whiterock Portfolio Partners
                            Statements of Operations
                          Quarter Ended June 30, 2001

REVENUES:
 Investment income
   Brazos Fund                                                          $ 32,827
   Lone Star Opportunity Fund                                             98,538
 Other income                                                                852
                                                                        --------
     TOTAL REVENUES                                                      132,217
                                                                        --------

EXPENSES:
 Other operating                                                        $  2,282
                                                                        --------
     TOTAL EXPENSES                                                        2,282
                                                                        --------

     NET INCOME                                                         $129,935
                                                                        ========